AXS Aspect Core Diversified Strategy Fund

Class A Shares: EQAAX

Class C Shares: EQACX

Class I Shares: EQAIX

AXS Chesapeake Strategy Fund

Class A Shares: ECHAX

Class C Shares: ECHCX

Class I Shares: EQCHX

AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

Each a series of Investment Managers Series Trust II

Supplement dated February 28, 2020 to the

Prospectus dated February 1, 2020.

Effective March 1, 2020 (the “Effective Date”), the minimum initial investment for each of the AXS Aspect Core Diversified Strategy Fund’s and the AXS Chesapeake Strategy Fund’s Class I Shares will be lowered from $100,000 to $5,000. Additionally, the minimum initial investment for the AXS Managed Futures Strategy Fund will be lowered from $1,000,000 to $5,000. As a result, all references to the minimum initial investment for each Fund’s Class I Shares in the Prospectus are updated accordingly. For subsequent purchases of each of the Fund’s Shares, there continues to be no required minimum investment amount.

Please retain this Supplement for future reference.